As filed with the Securities and Exchange Commission on June 25, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT - JUNE 25, 1999



Commission       Registrant, State of Incorporation           I.R.S. Employer
File Number      Address and Telephone Number                 Identification No.
-----------      -------------------------------------        ------------------

    0-25595      NIAGARA MOHAWK HOLDINGS, INC.                16-1549726
                 (a New York corporation)
                 300 Erie Boulevard West
                 Syracuse, New York 13202
                 Telephone 315-474-1511

    1-2987       NIAGARA MOHAWK POWER CORPORATION             15-0265555
                 (a New York corporation)
                 300 Erie Boulevard West
                 Syracuse, New York 13202
                 Telephone 315-474-1511

Item 5.  Other Events
-------------------------

(a) On June 24, 1999, Niagara Mohawk Power Corporation issued a press release regarding an agreement to sell its ownership of the Nine Mile Point Units 1 and 2 nuclear plants. See press release attached (Exhibit No. 99).

(b) On June 24, 1999, Niagara Mohawk Power Corporation issued a press release regarding the automatic shutdown of Nine Mile Point Unit 2 due to a malfunction in a device that controls water levels in the plant. See press release attached (Exhibit No. 99-1).

(c) On June 11, 1999, Niagara Mohawk Power Corporation issued a press release regarding the closing of the sale of its Huntley and Dunkirk coal-fired electric generating stations. See press release attached (Exhibit No. 99-2).

(d) On June 14, 1999, Niagara Mohawk Power Corporation issued a press release regarding the early redemption of $150 million 9.5% series first mortgage bonds due March 1, 2021. See press release attached (Exhibit No. 99-3).

Item 7.  Financial Statements and Exhibits
------------------------------------------------

Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release issued on June 24, 1999 relating to Niagara Mohawk Power Corporation's agreement to sell its ownership of the Nine Mile Point Units 1 and 2 nuclear plants.

Exhibit No. 99-1 - Press release issued June 24, 1999 relating to the automatic shutdown of Nine Mile Point Unit 2 due to a malfunction in a device that controls water levels in the plant.

Exhibit No. 99-2 - Press release issued June 11, 1999 relating to Niagara Mohawk Power Corporation's sale of its Huntley and Dunkirk coal-fired electric generating stations.

Exhibit No. 99-3 - Press release issued June 14, 1999 relating to Niagara Mohawk Power Corporation's early redemption of $150 million 9.5% series first mortgage bonds due March 1, 2021.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                    NIAGARA MOHAWK HOLDINGS, INC.
                                    -----------------------------
                                            (Registrant)



Date:  June 25, 1999               By  /s/Steven W. Tasker
                                       ===================
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such




                                    NIAGARA MOHAWK POWER CORPORATION
                                     -------------------------------
                                            (Registrant)



Date:  June 25, 1999               By  /s/Steven W. Tasker
                                       ===================
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release issued on June 24, 1999, relating to Niagara Mohawk Power Corporation's agreement to sell its ownership of the Nine Mile Point Units 1 and 2 nuclear plants.

Exhibit No. 99-1 - Press release issued June 24, 1999 relating to the automatic shutdown of Nine Mile Point Unit 2 due to a malfunction in a device that controls water levels in the plant.

Exhibit No. 99-2 - Press release issued June 11, 1999 relating to Niagara Mohawk Power Corporation's sale of its Huntley and Dunkirk coal-fired electric generating stations.

Exhibit No. 99-3 - Press release issued June 14, 1999 relating to Niagara Mohawk Power Corporation's early redemption of $150 million 9.5% series first mortgage bonds due March 1, 2021.